Exhibit 99.1

Contact:
Brooks Taylor
VP, Corporate Communications Officer
brooks.taylor@carterbank.com
276.806.5445

FOR IMMEDIATE RELEASE

Carter Bank joins the Federal Reserve Bank of Richmond as a state member bank

MARTINSVILLE, Va. (November 13, 2025) – Carter Bankshares, Inc. (the “Company”) (Nasdaq: CARE) today announced that Carter Bank, its wholly-owned banking subsidiary headquartered in Martinsville, Virginia, has received approval to become a state member bank and be regulated by the Board of Governors of the Federal Reserve System through the Federal Reserve Bank of Richmond. The Company is already regulated by the Federal Reserve Bank of Richmond. The Company and Carter Bank will also continue to be regulated by the Bureau of Financial Institutions of the Virginia State Corporation Commission.
"We're pleased with the Federal Reserve Bank's acceptance of our membership application, as this decision marks a significant step toward our future strategic objectives," Carter Bank CEO Litz Van Dyke said. "We believe transitioning to Federal Reserve membership will streamline our regulatory structure and enhance our operational efficiency. Additionally, the Company recently converted to a financial holding company, which provides us greater flexibility to innovate and grow.”
"We are excited about the opportunities that lie ahead and look forward to building on our strong, collaborative relationship with our federal and state regulators" Mr. Van Dyke continued.

About Carter Bankshares, Inc.
Headquartered in Martinsville, Va., Carter Bankshares, Inc. is the holding company for Carter Bank, a $4.8 billion, state-chartered community bank with branches in Virginia and North Carolina. Since 1974, Carter Bank has strived to create opportunities for more people and businesses to prosper. Additional information about Carter Bank is available at carterbank.com. Member FDIC. Equal Housing Lender.

Important Note Regarding Forward-Looking Statements
Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events, including the benefits of Carter Bank’s transition to a state member bank of the Federal Reserve Bank of Richmond and the Company’s conversion to a financial holding company. Forward-looking statements are typically identified by words or phrases such as “may,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements. For a discussion of factors that could affect our business and financial results, see the “Risk Factors” outlined in our periodic and current report filings with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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